Exhibit 10.1

Execution Version

AMENDMENT NO. 7

AMENDMENT NO. 7, dated as of June 30, 2026 (this “Amendment”), by and among LUMEXA IMAGING, INC., a Delaware corporation (the “LII Borrower”), LUMEXA IMAGING OUTPATIENT, INC., a Delaware corporation (the “LIO Borrower” and together with the LII Borrower, the “Borrowers”), LUMEXA IMAGING INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“LII Holdings”), LUMEXA IMAGING OUTPATIENT INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“LIO Holdings” and together with LII Holdings, the “Holding Entities”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto and Barclays Bank PLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of December 15, 2020 (as amended or otherwise modified by Incremental Amendment No. 1, dated as of December 31, 2021, Amendment No. 2, dated as of March 21, 2023, Amendment No. 3, dated as of July 16, 2024 and Amendment No. 4, dated as of November 22, 2024, Amendment No. 5, dated as of December 17, 2025, Amendment No. 6, dated as of March 30, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the Holding Entities, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, pursuant to and in accordance with Section 10.01(2) of the Credit Agreement, the Borrowers may refinance all outstanding Term Loans of any Class pursuant to a Replacement Amendment (which may effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of Section 10.01(2) of the Credit Agreement, including to effect technical and corresponding amendments to this Agreement and the other Loan Documents, without the consent of any other Loan Party, Agent or Lender), executed by the Borrowers, the Lenders providing the Replacement Loans and the Administrative Agent;

WHEREAS, the Borrowers have requested (a) replacement term loans in an aggregate principal amount of $822,937,500 (the “Amendment No. 7 Replacement Term Loans”), which shall be a new Class of term loans under the Credit Agreement, and the proceeds of which shall be used, together with cash on hand at the Borrowers and their Subsidiaries, to (i) repay in full the Amendment No. 5 Replacement Term Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 7 Effective Date and (ii) pay fees and expenses in connection therewith;

WHEREAS, each financial institution that agrees, on the terms and conditions set forth herein and in the Credit Agreement, to provide an Amendment No. 7 Replacement Term Loan on the Amendment No. 7 Effective Date (each such financial institution, an “Amendment No. 7 Replacement Term Loan Lender” and, collectively, the “Amendment No. 7 Replacement Term Loan Lenders”) will be deemed to have irrevocably agreed and consented to the terms of this Amendment and has agreed to provide Amendment No. 7 Replacement Term Loans in an aggregate principal amount set forth opposite its name in accordance with the terms of this Amendment and the Credit Agreement and subject to the conditions set forth in this Amendment;

WHEREAS, pursuant to and in accordance with Section 10.01(1)(c) of the Credit Agreement, the Borrowers, with the written consent of each Revolving Lender directly affected thereby, may amend the Credit Agreement to reduce the rate of interest applicable to the Revolving Loans, and the Borrowers have requested that the Revolving Lenders consent to such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect such reduction in the rate of interest applicable to the Revolving Loans; and

WHEREAS, each Revolving Lender irrevocably agrees and consents to the terms of this Amendment and has agreed to consent to such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect such reduction in the rate of interest applicable to the Revolving Loans;

WHEREAS, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Jefferies Finance LLC, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Capital One, National Association, Fifth Third Bank, National Association, PNC Capital Market LLC and Sumitomo Mitsui Banking Corporation (the “Lead Arrangers”) have agreed to act as joint lead arrangers and bookrunners for this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment No. 7 Replacement Term Loans.

(a) Initial Funding. On the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, each Amendment No. 7 Replacement Term Loan Lender, by delivering its signature page to this Amendment, (i) irrevocably agrees to the terms of this Amendment and (ii) irrevocably commits to make, upon the Amendment No. 7 Effective Date, Amendment No. 7 Replacement Term Loans in the amount set forth opposite its name on Schedule I hereto by (A) funding such Amendment No. 7 Replacement Term Loans in cash in the amount indicated with respect to such Amendment No. 7 Replacement Term Loan Lender on Schedule I and/or (B) converting into an equivalent principal amount of Amendment No. 7 Replacement Term Loans the principal amounts of such Amendment No. 7 Replacement Term Loan Lender’s Amendment No. 5 Replacement Term Loans as are indicated with respect to such Amendment No. 7 Replacement Term Loan Lender on Schedule I (any such Amendment No. 7 Replacement Term Loan Lender making its Amendment No. 7 Replacement Term Loans pursuant to such conversions, a “Converting Term Lender”; the commitment of each Amendment No. 7 Replacement Term Loan Lender to make Amendment No. 7 Replacement Term Loans, including pursuant to such conversions, in the amounts set forth with respect to such Amendment No. 7 Replacement Term Loan Lender on Schedule I attached hereto, the “Replacement Term Loan Commitment” of such Amendment No. 7 Replacement Term Loan Lender; any such Amendment No. 5 Replacement Term Loans converted into Amendment No. 7 Replacement Term Loans, the “Converted Term Loans”). The commitments and the undertakings of each Amendment No. 7 Replacement Term Loan Lender are several and no Amendment No. 7 Replacement Term Loan Lender shall be responsible for any other Amendment No. 7 Replacement Term Loan Lender’s failure to make Amendment No. 7 Replacement Term Loans. From and after the Amendment No. 7 Effective Date, each Amendment No. 7 Replacement Term Loan Lender shall be a “Lender” and a “Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents. Each Amendment No. 7 Replacement Term Loan Lender acknowledges and agrees that, notwithstanding anything to the contrary in the Credit Agreement, the Amendment No. 7 Replacement Term Loans shall initially have an approximately 3-month Interest Period ending on September 30, 2026.

(b) New Class. The Amendment No. 7 Replacement Term Loans being made pursuant to this Amendment shall constitute “Replacement Loans” and be designated as a new Class of Term Loans under the Credit Agreement.

(c) Repayment of Loans. The Borrowers shall repay the Amendment No. 7 Replacement Term Loans in equal quarterly installments on the last Business Day of each March, June, September and December, commencing with September 30, 2026, an aggregate principal amount equal to 0.25 % of the aggregate principal amount of all Amendment No. 7 Replacement Term Loans outstanding on the Amendment No. 7 Effective Date. The Borrowers shall pay the entire remaining unpaid principal amount of the Amendment No. 7 Replacement Term Loans on the Original Term Loan Maturity Date.

(d) Voluntary and Mandatory Prepayments.

(i) The Amendment No. 7 Replacement Term Loans shall be subject to Section 2.05(1) of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment) to the same extent that the Amendment No. 5 Replacement Term Loans were subject to such Section 2.05(1) prior to giving effect to this Amendment, mutatis mutandis.

(ii) In the event that, on or prior to the six month anniversary of the Amendment No. 7 Effective Date, the Borrowers (a) make any prepayment of any Amendment No. 7 Replacement Term Loans in connection with any Amendment No. 7 Repricing Transaction (as defined below) with respect to such Amendment No. 7 Replacement Term Loans or (b) effect any amendment of the Credit Agreement resulting in an Amendment No. 7 Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each applicable Amendment No. 7 Replacement Term Loan Lender, (i) in the case of clause (a), a prepayment premium of 1.00% of the aggregate principal amount of such Amendment No. 7 Replacement Term Loans being prepaid and (ii) in the case of clause (b), a payment equal to 1.00 % of the aggregate principal amount of the applicable Amendment No. 7 Replacement Term Loans outstanding immediately prior to such amendment that are subject to such Amendment No. 7 Repricing Transaction.

(iii) The Borrowers irrevocably and unconditionally agree that the Credit Agreement shall be deemed to be amended to the extent necessary to give effect to Section 2(d)(ii) above.

(e) Defined Terms and other Amendments.

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“Amendment No. 7” means that certain Amendment No. 7, dated as of the Amendment No. 7 Effective Date, among the Borrowers, the Holding Entities, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 7 Effective Date” has the meaning specified in Amendment No. 7.

“Amendment No. 7 Replacement Term Loan Facility” means the aggregate amount of the Amendment No. 7 Replacement Term Loans outstanding at such time.

“Amendment No. 7 Replacement Term Loans” has the meaning specified in Amendment No. 7.

(ii) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means a percentage per annum equal to:

(a) with respect to Amendment No. 7 Replacement Term Loans, (1) 2.50% for SOFR Loans and (2) 1.50% for Base Rate Loans; and

(b) (i) until delivery of financial statements for the first full fiscal quarter ending after the Amendment No. 7 Effective Date pursuant to Section 6.01, (A) with respect to Revolving Loans, (1) 2.50% for SOFR Loans and (2) 1.50% for Base Rate Loans and (B) 0.50% for the Commitment Fee Rate for unused Revolving Commitments and (ii) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(1):

Pricing Level	Senior Secured Net Leverage Ratio	SOFR Loans	Base Loans	Commitment Fee Rate
1	≥3.25:1.00	2.50%	1.50%	0.50%
2	<3.25:1.00 but ≥2.75:1.00	2.25%	1.25%	0.375%
3	<2.75:1.00	2.00%	1.00%	0.25%

Any increase or decrease in the Revolving Loans and Commitment Fee Rate resulting from a change in the Senior Secured Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(1); provided that, at the option of the Required Facility Lenders under the Revolving Facility, “Pricing Level 1” (as set forth above) shall apply as of (x) the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) or (y) the first Business Day after an Event of Default under Section 8.01(1) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

(f) Other Terms. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Amendment No. 7 Replacement Term Loans shall have the same terms as the Amendment No. 5 Replacement Term Loans (as in effect immediately prior to giving effect to this Amendment). As of the Amendment No. 7 Effective Date, the Amendment No. 7 Replacement Term Loans shall be “Loans”, “Term Loans” and “Replacement Loans” under, and for all purposes of, the Credit Agreement and the other Loan Documents.

For the purposes of this Section 2, “ Amendment No. 7 Repricing Transaction” means (i) the prepayment, refinancing, substitution, replacement or conversion of all or a portion of any Amendment No. 7 Replacement Term Loans with the incurrence by the Borrowers or any other Subsidiary of any term loans secured on a pari passu or senior basis with the Amendment No. 7 Replacement Term Loans under any credit facilities the primary purpose of which is to, and which does, reduce the All-In Yield of such Indebtedness relative to the Amendment No. 7 Replacement Term Loans so repaid, refinanced, substituted, replaced or converted (as determined in good faith by the Borrowers) and (ii) any amendment, amendment and restatement or other modification to the Credit Agreement the primary purpose of which is to, and which does, reduce the All-In Yield applicable to the Amendment No. 7 Replacement Term Loans (as determined in good faith by the Borrowers).

SECTION 3. [Reserved].

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the funding of the Amendment No. 7 Replacement Term Loans are each subject to the satisfaction of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Amendment No. 7 Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by each Borrower, the Holding Entities, each other Loan Party, the Administrative Agent, each Amendment No. 7 Replacement Term Loan Lender and the Revolving Lenders.

(b) (i) So long as requested in writing at least ten (10) days prior to the Amendment No. 7 Effective Date, the Administrative Agent and any Amendment No. 7 Replacement Term Loan Lender shall have received, at least three (3) Business Days prior to the Amendment No. 7 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) if any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Administrative Agent has provided such Borrower the name of each requesting Amendment No. 7 Replacement Term Loan Lender and its electronic delivery requirements at least ten (10) days prior to the Amendment No. 7 Effective Date, the Administrative Agent and each such Amendment No. 7 Replacement Term Loan Lender requesting a Beneficial Ownership Certification (which request is made through the Administrative Agent) will have received, at least three (3) Business Days prior to the Amendment No. 7 Effective Date, the Beneficial Ownership Certification in relation to such Borrower.

(c) On and as of the Amendment No. 7 Effective Date, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 7 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date (provided that for purposes of the representation set forth in Section 5.16 of the Credit Agreement, (x) the term Transactions shall refer to the transactions contemplated by this Amendment (including the incurrence of the Amendment No. 7 Replacement Term Loans on the Amendment No. 7 Effective Date) and (y) the term Closing Date shall be deemed to refer to the Amendment No. 7 Effective Date); provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

(d) The Administrative Agent shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Amendment No. 7 Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers (i) under any Loan Document, (ii) under the engagement letter, dated as of June 22, 2026 (the “Engagement Letter”), among the Borrowers and the Engagement Parties (as defined therein) or (iii) as otherwise agreed in writing between the Borrowers and any Engagement Party (as defined in the Engagement Letter); provided that any such fees and other amounts to be paid must be invoiced at least three (3) Business Days prior to the Amendment No. 7 Effective Date and may be offset against the proceeds of the Amendment No. 7 Replacement Term Loans.

(e) The Administrative Agent shall have received certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction and requested by the Administrative Agent), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 7 Effective Date; provided that in the case of the Organizational Documents and incumbency certificates, such documents shall not be required to be delivered if such certificate instead includes a certification that the applicable Organizational Documents and/or incumbency certificates delivered to the Administrative Agent in connection with the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date.

(f) No Event of Default shall exist after giving effect to this Amendment and the Amendment No. 7 Replacement Term Loans requested to be made on the Amendment No. 7 Effective Date.

(g) The Administrative Agent shall have received an officer’s certificate, reasonably satisfactory to the Administrative Agent, from a Responsible Officer of the Borrowers and dated as of the Amendment No. 7 Effective Date, certifying that each condition set forth in Sections 4(c) and 4(f) hereof has been satisfied on and as of the Amendment No. 7 Effective Date.

(h) The Administrative Agent shall have received a legal opinion from Sidley Austin LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Amendment No. 7 Replacement Term Loan Lenders and the Revolving Lenders and dated the Amendment No. 7 Effective Date.

(i) The Administrative Agent shall have received a Borrowing Request relating to the Borrowing of the Amendment No. 7 Replacement Term Loans in accordance with the requirements of Section 2.02 of the Credit Agreement.

Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Amendment No. 7 Replacement Term Loan Lender and Revolving Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Amendment No. 7 Replacement Term Loan Lender or Revolving Lender unless the Administrative Agent shall have received notice from such Amendment No. 7 Replacement Term Loan Lender or Revolving Lender prior to the proposed Amendment No. 7 Effective Date specifying its objection thereto.

SECTION 5. Reaffirmation. To induce the other parties hereto to enter into this Amendment and to provide the Amendment No. 7 Replacement Term Loans, and subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each of the Holding Entities and each Subsidiary Guarantor, as of the Amendment No. 7 Effective Date, (i) acknowledges and agrees that all of its obligations under the guarantees set out in the Guaranty and any other guaranties in the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties made pursuant to the Security Agreement and the other Loan Documents as and to the extent provided in the Loan Documents, (iii) acknowledges and agrees that the grants of security interests by and its guarantees contained in the Guaranty, the Security Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents and (iv) consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 7 Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Amended Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Each of the Holding Entities and each Subsidiary Guarantor, acknowledges and agrees, as of the Amendment No. 7 Effective Date, that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, the Amended Credit Agreement, this Amendment or any Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment and to provide the Amendment No. 7 Replacement Term Loans, the Holding Entities and each Borrower represent and warrant to the Administrative Agent, the Lenders and the Amendment No. 7 Replacement Term Loan Lenders that, as of the Amendment No. 7 Effective Date:

(a) This Amendment has been duly executed and delivered by each Loan Party that is party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is party hereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing.

(b) No Event of Default exists after giving effect to this Amendment and the Amendment No. 7 Replacement Term Loans requested to be made on the Amendment No. 7 Effective Date.

(c) On and as of the Amendment No. 7 Effective Date, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 7 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date (provided that for purposes of the representation set forth in Section 5.16 of the Credit Agreement, (x) the term Transactions shall refer to the transactions contemplated by this Amendment (including the incurrence of the Amendment No. 7 Replacement Term Loans on the Amendment No. 7 Effective Date) and (y) the term Closing Date shall be deemed to refer to the Amendment No. 7 Effective Date); provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

SECTION 7. Continuing Effect.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the Amendment No. 7 Effective Date.

(b) The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a “Loan Document” and a “Replacement Amendment”.

SECTION 8. [Reserved].

SECTION 9. Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by the Holding Entities, the Borrowers, the Administrative Agent, and the Amendment No. 7 Replacement Term Loan Lenders. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 10.13 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

SECTION 10. GOVERNING LAW; WAIVER OF JURY TRIAL. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(c) The provisions of Section 10.16(2) of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LUMEXA IMAGING, INC.
LUMEXA IMAGING OUTPATIENT, INC.

By:	/s/ Caitlin Zulla
Name:	Caitlin Zulla
Title:	President and Chief Executive Officer

LUMEXA IMAGING INTERMEDIATE HOLDINGS, INC.
LUMEXA IMAGING OUTPATIENT INTERMEDIATE HOLDINGS, INC.

By:	/s/ Caitlin Zulla
Name:	Caitlin Zulla
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 7]

Grantors / Guarantors:	TOUCHSTONE IMAGING OF HOT SPRINGS, LLC
TOUCHSTONE IMAGING OF OMAHA, LLC
TOUCHSTONE IMAGING OF DRY CREEK, LLC
TOUCHSTONE IMAGING OF PENSACOLA, LLC
TOUCHSTONE IMAGING OF TYLER, LLC
TOUCHSTONE IMAGING OF MESQUITE, LLC
TOUCHSTONE IMAGING OF OKLAHOMA RE HOLDINGS, LLC
DRY CREEK IMAGING, LLC
MBX MEDICAL BILLING EXPERTS, LLC
U.S. RADIOLOGY, INC.
AMERICAN HEALTH IMAGING OF DALLAS, LLC
SAN ANTONIO DIAGNOSTIC IMAGING, INC.
MEDICAL FINANCE GROUP, INC.
U.S. IMAGING, INC.
SOUTH LOOP MRI CENTER, INC.
STEEPLECHASE DIAGNOSTIC CENTER, INC.
BAY CITY IMAGING, INC.
BEAUMONT MRI, INC.
EAST SIDE IMAGING, INC.
FORT BEND IMAGING, INC.
TOMBALL MRI, INC.
PEARLAND MRI, LLC
DIVERSIFIED RADIOLOGY OF COLORADO, INC.
DIVERSIFIED RADIOLOGY NETWORK, LLC
AMERICAN HEALTH IMAGING OF AUGUSTA, LLC
AMERICAN HEALTH IMAGING OF BRUNSWICK, LLC
AMERICAN HEALTH IMAGING OF CANTON, L.L.C.
AMERICAN HEALTH IMAGING OF CUMMING, LLC
AMERICAN HEALTH IMAGING OF DECATUR, LLC
AMERICAN HEALTH IMAGING OF DOUGLASVILLE LLC
AMERICAN HEALTH IMAGING OF FAYETTEVILLE, LLC
AMERICAN HEALTH IMAGING OF GEORGIA, L.L.C.
AMERICAN HEALTH IMAGING OF HIRAM, LLC
AMERICAN HEALTH IMAGING OF LAWRENCEVILLE, L.L.C.
AMERICAN HEALTH IMAGING OF MARIETTA, LLC
AMERICAN HEALTH IMAGING OF NEWNAN, L.L.C.
AMERICAN HEALTH IMAGING OF SANDY SPRINGS, LLC
AMERICAN HEALTH IMAGING OF SAVANNAH, LLC
AMERICAN HEALTH IMAGING OF TENNESSEE, LLC
AMERICAN HEALTH IMAGING OF WEST COBB, L.L.C.
AMERICAN HEALTH IMAGING STAND UP MRI, LLC
AMERICAN HEALTH IMAGING OF FLORIDA, L.L.C.
TALLAHASSEE HEALTH IMAGING, L.L.C.
AMERICAN HEALTH IMAGING OF ALABAMA, LLC
AMERICANGRAND, LLC
GRANDVIEW IMAGING, LLC
AMERICAN HEALTH IMAGING OF SOUTH CAROLINA, LLC

[Signature Page to Amendment No. 7]

AMERICAN HEALTH IMAGING OF NORTH CAROLINA, LLC
RADIOLOGY LTD., LLC
TUCSON IMAGING ASSOCIATES, L.L.C.
LUMEXA IMAGING OF THE CAROLINAS, LLC
WINDSONG RADIOLOGY MANAGEMENT, LLC
LUMEXA IMAGING OF NEW JERSEY, LLC
AMERICAN HEALTH IMAGING, INC.
TOUCHSTONE MEDICAL IMAGING, LLC
LUMEXA IMAGING OF COLORADO, LLC

By:	/s/ Caitlin Zulla
Name:	Caitlin Zulla
Title:	President and Chief Executive Officer

INFINITY MRI & DIAGNOSTICS CENTER PEARLAND – II, L.P.

By: PEARLAND MRI, LLC, its general partner

By:	/s/ Caitlin Zulla
Name:	Caitlin Zulla
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 7]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Ronnie Glen
Name: Ronnie Glen
Title: Director

[Signature Page to Amendment No. 7]

BARCLAYS BANK PLC, as an Amendment No. 7 Replacement Term Loan Lender, a Revolving Lender and as an Issuing Bank

By:	/s/ Ronnie Glen
Name: Ronnie Glen
Title: Director

[Signature Page to Amendment No. 7]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and as an Issuing Bank

By:	/s/ Sebastian Leszczuk
Name: Sebastian Leszczuk
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7]

JEFFERIES FINANCE LLC, as a Revolving Lender and as an Issuing Bank

By:	/s/ JR Young
Name: JR Young
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 7]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender and as an Issuing Bank

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Craig Cheverko
Name: Craig Cheverko
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and as an Issuing Bank

By:	/s/ Joseph Sawoszczyk
Name: Joseph Sawoszczyk
Title Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender and as an Issuing Bank

By:	/s/ William Panagis
Name: William Panagis
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7]

Fifth Third Bank, National Association, as a Revolving Lender and as an Issuing Bank

By:	/s/ Peter Spruill
Name: Peter Spruill
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7]

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and as an Issuing Bank

By:	/s/ Miguel Garcia
Name: Miguel Garcia
Title: AVP

[SIGNATURE PAGE TO AMENDMENT NO. 7]

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender and as an Issuing Bank

By:	/s/ Paul Dellova
Name: Paul Dellova
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 7]

[Signature Pages of Converting Term Lenders on File with the Administrative Agent]

SCHEDULE I

Amendment No. 7 Replacement Term Loans

Amendment No. 7 Replacement Term Loan Lender	Converted Term Loans	Replacement Term Loan Commitment	Total
Barclays Bank PLC	$0	$6,513,675.31	$6,513,675.31
Converting Term Lenders[1]	$816,423,824.69	$0	$816,423,824.69

TOTAL	$816,423,824.69	$6,513,675.31	$822,937,500.00

[1]	List of Converting Term Lenders on file with the Administrative Agent.